Exhibit 99.1

Investor Presentation December 2004

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward- looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2004 and in the Quarterly Report on Form 10-Q for the Company for the quarter ended September 30, 2004. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Aggregates Aggregates

Wallboard Cement Paperboard Con/Agg Revenue 317.7 187.6 129.2 62.7 Wallboard Cement Paperboard Con/Agg EBITDA 93.4 67.3 32.9 11 Revenue by Segment - FY 2005 E EBITDA* by Segment - FY 2005 E Eagle Revenues $590 million Eagle EBITDA $195 million 54% 22% 13% 11% 48% 33% 17% 6% Eagle Materials *See slide 31 entitled "Explanation of Non-GAAP Items". EBITDA percentages do not sum to 100% due to exclusion of other, net and corporate expenses.

Why Eagle Materials? Strong Cash Flow Very Good Operators of Modern Assets High-speed wallboard lines and dry process cement plants Maintained in "better than new" condition Operated significantly above rated capacity Low cost producer in all segments Strong Industry Dynamics Wallboard and cement demand at record high levels Long lead time before significant new production capacity becomes available A Disciplined Approach to Capital Investment

Key Demand Indicators Construction Spending 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04E 05E 06E 07E 08E Spending 464 455 424 465 535 568 589 585 583 580 561 504 533 544 574 570 616 633 665 694 718 709 701 697.6 724.3 745 764.2 782.7 802.7 YTD Spending Up Over 9% Through September 2004 Source: PCA, Fall 2004 Construction Spending (in billions in 1996 $)

Wallboard - Industry Overview The Industry is Operating at 90+% Capacity Utilization Over Time Consumption is Expected to Grow at Historic Levels of 3%+ Driven by Population and Construction Spending New Capacity will be Limited Over the Next Few Years Very limited available restarts from the 2000 cyclical low 2 year greenfield lead time with 2 announced plants for 2007

Consumption Capacity 74 12.91 16.22 75 10.74 15.96 76 13.12 15.22 77 15.37 16.5 78 16.41 17 79 16.74 17.5 80 14.13 18.25 81 13.76 18.67 82 13.09 19.14 83 16.82 18.5 84 18.32 20 85 19.43 20.87 86 20.42 21.63 87 20.63 23.37 88 20.61 25.11 89 20.87 24.08 90 20.45 24.04 91 18.32 24.35 92 20.18 24.11 93 21.38 24.19 94 23.21 24.64 95 23.07 25.18 96 24.72 25.9 97 25.48 26.13 98 27.01 26.93 99 29.09 28.84 00 28.16 31.63 01 29.34 35.2 02 29.8 35.5 03 31.7 36.1 04 33.6 36.5 Wallboard Supply / Demand (Billions of Square Feet) Calendar Years Gypsum Association Historical Data and EXP Projections.

Wallboard Demand Drivers

Consumption:	2005CY Projection	% of WB Demand	Change (bsf)
New Residential	-4%	47%	-.63
Residential Repair/Remodel	+3%	16%	+.16
New Non-Residential	+7%	12%	+.28
Non-Residential Repair/Remodel	+5%	19%	+.32
Manufactured Housing/Other	+7%	6%	+.14
Capacity:			
Capacity Additions			+.50
Impact of Product Mix Shift			-.15
Net Change in Supply/Demand Dynamics			0

Capacity Utilization Will Remain Strong Next Year.

Source: National Association of Home Builders (NAHB) and EXP estimates.

9

Fiscal Years Capacity Utilization AGC Net Sales FY86 0.93 140.32 FY87 0.95 140.69 FY88 0.88 114.31 FY89 0.82 94.89 FY90 0.87 96.11 FY91 0.85 76.07 FY92 0.75 74.36 FY93 0.84 67.34 FY94 0.88 80 FY95 0.94 103.53 FY96 0.92 101.23 FY97 0.96 111.07 FY98 0.98 121.33 FY99 1 137.5 FY00 1.01 169.26 FY01 0.89 96.75 FY02 0.83 75.96 FY03 0.81 91.89 FY04 0.87 88.88 FY05E 0.94 108 FY06E 0.94 110 7 101 8 108 Average Utilization & Price Wallboard Utilization and Pricing* Industry Capacity Utilization EXP Net Price ($ msf) * Based on Gypsum Association historical data and EXP projections.

18-Year History 2.7 Billion Sq. Ft. of Capacity 8% U.S. Market Share (5th) Vertically Integrated with Light-Weight Paper Wallboard Plants Reload/Distribution Yards Markets Served Wallboard Plants Reload/Distribution Yards Markets Served Strong Wallboard Western U.S. Operation (54% of FY 05E Revenue; 48% of FY 05E EBITDA)

Wallboard Production & Cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 Production Cost / MSF 61.92 53.3 56.43 65 59.74 61.42 64.58 64.02 63.02 65.95 61.38 63.69 63.85 (BSF) ($/MSF) EXP's Current Production Capacity of 2.7 BSF Has Come Through Internal Expansions and Major Acquisitions

EXP Wallboard Sales Price Trend 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 Average Net Sales Price 83.67 86.41 94.67 101 109 (Quarter Ending) $/MSF $83.67 $86.41 $94.67 $101.00 $109.65 Average Net Sales Price

Wallboard Performance Operating Earnings/ Segment Operating Earnings (in millions) MSF of Capacity FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E East 7 12 22 36 56 108 27.1 5 27 36 74.8 85 West North 10.98 17.08 19.21 32.71 39.28 72.23 10.07 1.85 9.96 13.04 27.17 30.8 Current Profitability Consistent with Previous Mid-Cycle Performance.

Growing the Wallboard Business FY1995 FY2000 FY2005E FY2006E Target BSF Sold 0.6 1.4 2.5 2.6 3.8 Targeting 50% Volume Growth in Wallboard 0.6 1.4 2.5 3.8 (bsf ) Market Share 3% 5% 8% 8% 10% BSF Sold BSF Estimate Target 2.6

Cement Industry Overview High Barriers to Entry Capital intensive with 3-5 year lead-time for new capacity Regional markets are severely impacted by size of new plants Greenfield investments at current prices have marginal returns Favorable Supply/Demand Dynamics 20% - 25% imports needed to meet domestic consumption Foreign multi-nationals own over 80% of U.S. production capacity and control majority of imports Upward Pricing Pressure Increasing U.S. consumption (up 8% year-over-year) Rapidly escalating import costs due to Asian economic strength and ocean vessel shortage

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 123.5 04E 105 125.8 Cement Industry Overview Capacity vs. Consumption Source: PCA Data. (Millions of Short Tons) Imports (Calendar Year)

40-Year History 2.65 Million Tons of Capacity (Net of Joint Venture) - Sold Out Each of Last 18 Years 3% of U.S. Market Share (10th) Cement Plants Cement Terminals Markets Served Cement Plants Cement Terminals Markets Served Strong Cement Regional Positions (22% of FY 05E Revenue; 33% of FY 05E EBITDA)

FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 Total Net Tons Produced 1474 1800 1800 1800 1900 1900 2000 2050 2070 2250 2240 2270 2390 Average Net Production Cost 40 37.5 38.5 39 38 38.77 37.48 39.16 41.82 39.77 40.8 42.01 43.95 (000's Tons) ($ per Ton) EXP has Increased Same-Site Production Capacity by Approximately 60% While Maintaining Essentially Flat Costs Cement Production & Cost

Stable Cement Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E Cement Earnings 26 35 40 48 57 53 59.6 60 54 50 57 72 Operating Earnings ($ in millions)

Growing the Cement Business We Have Agreed to Purchase Our Partner's 50% Stake in Illinois Cement Company for $72 Million in Our Fourth Fiscal Quarter. Impact of the Buyout: Nominal impact to FY 05 earnings A 15% increase in annual cement capacity from 2.3 million tons to 2.65 million tons Consolidation of 100% of the unit's revenues of approximately $50 million per year EPS accretion in FY 06

Growing the Cement Business FY1995 FY2000 FY2005E FY2006E Target West 1800 2100 2300 2650 3600 Targeting 35% Volume Growth in Cement (tons in 000's) 1,800 2,100 2,650 3,600 Domestic Clinker Capacity 2% 2% 2% 3% 4% Tons of Capacity Tons of Capacity Estimated Tons of Capacity Target 2,300

Gypsum Paperboard Industry 7 Out of 8 U.S. Wallboard Producers Own Integrated Paper Assets Market Dynamics are Improving Increased wallboard demand is causing shortages of gypsum paper Gypsum paperboard producers are choosing to make non-gypsum products as those related markets improve Our Assets Lawton is a Low-Cost Producer Capacity has increased from 180,000 tpy to 275,000 tpy in Eagle's three years of ownership Low capital improvements should increase capacity to 340,000 tpy Strong Wallboard Demand Has Effectively Eliminated Production of Lower-Margin, Non-Gypsum Products

FY01 FY02 FY03 FY04 FY05E Total Net Tons Produced 160 196.7 231.7 251.2 277.8 Average Net Production Cost 368.17 350.64 330.16 337.44 344.45 (000's Tons) ($ per Ton) High Productivity, Costs Flat Overtime Paperboard Production & Cost

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05E FY06E Revenue 193 177 205 224 279 311 392 367 395 429 503 587 687 Free Cash Flow 22 41 52 63 88 93 119 97 117 118 113 156 182 Revenues Operating Cash Flow Eagle Materials A Cash Flow Company ($ Millions)

Shareholder Return Through Dividend 25% 31% *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, Lafarge NA, and Texas Industries. (1) Based on $70 per share stock price (2) Based on TTM reported earnings EXP's Annual Dividend of $1.20 Per Share Payout (2) Yield (1) EXP's Dividend Industry Average* 1.7% 1.5%

Where Eagle is Going . . . . . . We have a balanced strategy focused on enhancing and improving our existing asset base and pursuing growth opportunities in both cement and wallboard We have demonstrated patience and a willingness to return cash to our shareholders when available growth opportunities are unattractive .. . . . . Value Creation Through Disciplined Growth.

Guidance* ($ in millions) EXP FY05E EXP FY06E Target Year Revenue $575 - $600 $675 - $700 $830 Net Income $98 - $106 $115 - $125 $200 EPS $5.25 - $5.65 $6.40 - $6.90 $12.50 Employees 1,475 1,500 1,750 *Target year defined as mid-cycle.

Eagle's Commitment to Shareholders Protect the Value of Existing Assets Maximize Shareholders Returns with World Class Operational Excellence Maintain a Steady and Disciplined Approach to Growth Pay an Attractive Annual Dividend Repurchase Shares When Appropriate

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Boor, Senior Vice President-Strategic Planning / Investor Relations Telephone: 214-432-2024 Email: bboor@eaglematerials.com

Explanation of Non-GAAP Items EBITDA represents net income, plus interest expense (less interest income), provision for income taxes and depreciation and amortization expense. EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases. EBITDA is widely used in the financial community as a benchmark for evaluating the creditworthiness of particular issuers. EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. Our FY 2005E EBITDA can be reconciled to our FY 2005E net income by adding to net income the following amounts: interest expense, $4.3 million; provision for income taxes, $53.2 million; depreciation and amortization expense, $36.8 million.